Furiex Pharmaceuticals

NASDAQ: FURX

Dr. Fred Eshelman, Chairman

Rodman & Renshaw Annual Healthcare Conference 13th September 2010

1

Forward-Looking Statements

This presentation includes forward-looking statements. All statements other than statements of historical facts are forward-looking statements for purposes of these provisions, including any projections of financial results, clinical trial and other research and development activities, regulatory agency reviews or approvals, potential market sizes, milestones, royalties or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements concerning the technical basis for pipeline products, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including the risk factors set forth in the Information Statement attached to our Form 10 and other SEC filings.

2

Company Overview

Key Facts

Spin-off from Pharmaceutical Product Development (NASDAQ: PPDI) Headquarters: Morrisville, NC

Employees: ~ 25

Cash Balance at Spin: $100mm

Furiex Revenues

$18.0

$8.1 $5.9

2008A 2009A 1H2010E

2008:$18mm in development milestones for Alogliptin 2009: $6mm in revenues from milestones and royalties 1H2010: $8mm in revenues from milestones and royalties

Marketed Products

NESINA

Pipeline Products

Fluoroquinolone (JNJ Q-2) (Phase II)

MuDelta (Phase II)

PPD 10558 (Phase II)

3

Significant Partnership Potential in Biopharma Landscape

R&D Spend Continues to Grow… $ bn $30 $25 $20 $15 $10 $5 $0 $26 $25 $23

$21 $21 $19

$15 $16 $14 $12 $11

$8 $9 $7

‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08

U.S. Large Pharma R&D Spend

…But Produces Fewer Successes

Pharma facing unprecedented challenges

$74 billion revenue loss between 2011 and 2013

through patent expirations1

Top 20 Pharma* collectively have $175 billion in

cash on balance sheets2

Willing to pay premium for late stage assets

Seeking EXTERNALLY-FOCUSED business

models to bolster pipelines

External Development (Lilly-FIPNET, Chorus)

Smaller R&D units (GSK-CEED, DPU)

Furiex Value Proposition

Proven model for external drug development

Shares risk and growing cost of drug

development allowing “more shots on goal”

4
*	Based on market cap

1Evaluate Pharma (April 30 2010) ; 2Capital IQ

Differentiated Risk-Sharing Business Model

CRO Services

Discovery Research

Pre-clinical and Proof of Concept (through PII/PIIb)

Late Stage Development (Phase III)

Commercialization

Pharma / Biotech Partner

Furiex

Pharmaceuticals

Pharma / Biotech Partner or Third Party Partner

Furiex partners early stage assets from innovators

Furiex funds early development, creating value by de-risking and accelerating programs

Partner progresses assets to commercialization

Furiex receives regulatory and sales-based milestone payments plus royalties

5

# Diverse Portfolio in Multiple Therapeutic Areas

| Program | Indication | Region | Phase of Development | | | | | | Licensor | Collaborator[1] |
|---|---|---|---|---|---|---|---|---|---|---|
| | | | Preclinical | PI | PII | PIII | Submission of Marketing Application | Market | | |
| Priligy® | Premature Ejaculation | Global | | | | | US | EU / ex-US | Eli Lilly & Co.[3] | Janssen-Cilag |
| Alogliptin | Type 2 Diabetes | Global | | | | EU | US | JP | Syrrx, Inc. | Takeda |
| Alogliptin / Actos® Combination | Type 2 Diabetes | Global | | | | EU | US<br>JP | | Syrrx, Inc. | Takeda |
| Alogliptin / Metformin Combination | Type 2 Diabetes | Global | | | | | | | Syrrx, Inc. | Takeda |
| Fluoroquinolone | Antibiotic | Global | | | | | | | Janssen Pharmaceutica N.V | Janssen Pharmaceutica N.V.[2] |
| Mu Delta | IBS-diarrheal | Global | | | | | | | Janssen Pharmaceutica N.V | Janssen Pharmaceutica N.V.[2] |
| PPD 10558 | Cholesterol Lowering | Global | | | | | | | Ranbaxy Laboratories | |

[1] Refers to late-stage development and commercialization partner.
[2] At the completion of Phase II, Janssen will have the option to continue development and commercialization of each compound.
[3] Furiex originally licensed compound from Eli Lilly.

Furiex™
Pharmaceuticals | *Fast. Focused. Expert.*

# Pipeline - Fluoroquinolone (JNJ-Q2)

**Indication:** Complicated skin-soft tissue infections (cSSSI)
Community acquired bacterial pneumonia (CABP)

**Market:** WW antibiotic market estimated at $42 billion[3]
- Fluoroquinolone class generated $7 billion in sales in 2009[3]
- Methicillin-resistant Staph aureus (MRSA) accounts for >50% of "Staph infections" in the US[4]

**Key Differentiators:** Broad-spectrum antibiotic with low potential for resistance
- Excellent MRSA coverage including quinolone-resistant MRSA (*in-vitro*)
- Excellent coverage of resistant pneumococcal pneumonia (*in-vitro*)

**Status:** Phase II studies ongoing
- cSSSI enrollment complete, data expected Q4 2010
- CABP study due to start Q3 2010

**Commercial Partner:** Johnson & Johnson (option to take back in-house)
- Furiex responsible for Phase II studies
- Up to $90 million in regulatory milestones
- Up to $75 million in sales based milestones
- Sales-based royalties ranging mid-single to low-initial double digit


Photo Credit: Major Kirk Waibel, MD

7

[3]Hamad_Nature Reviews Drug Discovery Sep 2010. [4]Emerging Infectious Diseases 2009; 15(12): 1925-1930
Photo credit: http:photo: www.cdc.gov/mrsa/mrsa_initiative/skin_infection/mrsa_photo_002.html

Furiex™
Pharmaceuticals | *Fast. Focused. Expert.*

# Pipeline - MuDelta

| | |
|---|---|
| Indication: | Diarrhea-predominant irritable bowel syndrome |
| Market: | IBS-d affects ~12 million Americans[5]<br>–Underserved market with limited treatment options |
| Key Differentiators: | Combination of $\mu$ and $\delta$ opioid receptor activity expected to address both diarrhea and abdominal pain, without constipating effects<br>–Locally acting in the gut - low potential for side-effects |
| Status: | Phase II studies ongoing, topline data late 2011<br>–Enrollment on track with interim look expected Q1 2011 |
| Commercial Partner: | Johnson & Johnson (option to take back in-house)<br>–Furiex responsible for Phase II study<br>–Up to $90 million in regulatory milestones<br>–Up to $75 million in sales based milestones<br>–Sales-based royalties ranging mid-single to low-initial double digit |



mu (μ)-opioid receptor
Extracellular
Intracellular
mu (μ)-opioid receptor
delta (δ)-opioid receptor
kappa (κ)-opioid receptor

8

[5]International Foundation For Functional Gastrointestinal Diseases

Furiex™ Pharmaceuticals | Fast. Focused. Expert.

Pipeline—PPD 10558

Indication: Dyslipidemia in patients experiencing statin associated myalgia

Market: WW dyslipidemia market estimated at $35 billion6

Approximately 10% of patients experience muscle symptoms with current statin therapies7

Key Differentiators Pharmacology predicts lower muscle toxicity risk vs. other statins, with efficacy similar to a “best-in-class” statin

Status: Completed Phase Ib in patients

Commercial Partner: Seeking PIII Partner

Furiex responsible for all development costs Ranbaxy may receive from Furiex up to $ 43mm in regulatory and sales based milestones and mid-single digit royalty

PPD 10558:

Drug stays localized to the site of action (liver)

Other Statins:

Higher exposure increases muscle toxicity risk

Images from Medical RF.com/Visuals Unlimited Inc; K. Hann at ShutterStock.com

6IMS Health Midas, Dec 2009. 7CardioVascular Drugs and Therapy. 2005;19:403-414

Marketed - PRILIGY™ (Dapoxetine)

Indication: Premature Ejaculation (PE)

Market: ~30% of males experience PE compared to 10-20% for

erectile dysfunction (ED)8

2009 ED treatment sales estimated at ~$4 billion9

Key Differentiators: First approved oral medication for PE

Rapid onset of action makes it well suited for on-demand use

Status: Approved in 15 countries in EU, Asia and Latin America

Phase IIIb clinical trials ongoing in US; Phase IV ongoing in ROW

Commercial Partner: Johnson & Johnson

Up to $15 million in regulatory milestones

Up to $50 million in sales based milestones

Sales-based royalties ranging from 10% to 20%

No remaining R&D commitments

8	J Sex Med 2205; Supplement 2. 9Company Reports

Marketed - NESINA® (Alogliptin)

Indication: Type II Diabetes (DPPIV inhibitor)

Market: 2009 WW anti-diabetics market $30 billion10

Current DPPIV inhibitor sales ~$3 billion and growing11

Key Differentiators: Improves glycemic control without causing weight gain or hypoglycemia

Status: Marketed in Japan

CV safety trial on-going

Alogliptin, Alogliptin/Actos and Alogliptin/Metformin approval anticipated in 2012 for US and 2013-2014 for EU12

Commercial Partner: Takeda

Up to $45 million in regulatory milestones

Up to $33 million in sales based milestones

Sales-based royalties ranging from 7% to 12% in the US, 4% to

8% in Europe and Japan, and 3% to 7% in ROW*

No remaining R&D commitments

* Subject to 0.5% reduction for portion of royalties and up to 0.5% for milestone payments by 11 Takeda to a licensor for IP related to Nesina

10 IMS Health Midas, December 2009. 11Company Reports. 12Takeda FY 2009 Full Year Results Earnings Release Presentation

Event Driven Pipeline

2008—2009 2010 2011 2012 2013—2015

Priligy EMEA Approval Royalties and Sales-Based Milestones

Alogliptin US Filing Japan Filing Japan Approval Royalties and Sales-Based Milestones FDA Approval EMA Approval

Alogliptin + Actos US Filing Japan Filing Japan Approval FDA Approval EMA Approval

Alogliptin + MET FDA Approval EMA Approval

FQ (JNJ-Q2) Phase II Data cSSSI Phase II Data CABP

MuDelta Phase II Data

PPD 10558 Phase II Data 12

Approval of a product by the FDA and EMA is uncertain. The dates presented are forward-looking statements and only estimates at the time of this presentation.

Deep Experience in Drug Development

Years in Industry

Dr. Fred Eshelman, Chairman 25

Dr. June Almenoff, President and Chief Medical Officer 13

Dr. Gail McIntyre, SVP, Research 19

Dr. Paul Covington, SVP, Clinical Operations 19

Disciplined Approach: Fast Focused Expert

Potential programs must meet strict criteria

Strong pre-clinical and/or clinical data

Large market potential

Solid patent estate

Favorable cost of goods

Straightforward regulatory endpoints

Reasonable development time

Rapid development for faster time to market

Focus on “must-have” studies

Parallel processing

Real time technology for rapid data review

Programs shut down early if not meeting expectations

Focus on the most promising programs

Discontinued past programs

MTP inhibitor compound in Phase II o Failure to find safe and effective dose

Dermatology compound start of IND o Lack of efficacy over marketed products

Significant Upside Potential

EPS scenarios if pipeline products reach the market

Earnings Per Share $20.0 $15.0 $10.0 $5.0 $0.0

-$ 5.0

2010 2015

2	Currently Marketed Products
2	Currently Marketed Products + 1 Pipeline Product 2 Currently Marketed Products + 3 Pipeline Products

Attractive earnings potential under multiple commercialization scenarios

Strong Balance Sheet

Well capitalized with cash to fund operations through at least end of 2011

Additional cash inflows will support the business going forward

Royalties from Priligy and Alogliptin

Milestones on various programs

2Q2010 Financial Metrics ($ in mm)

Cash and cash equivalents $99.1

Debt Balance $0.0

1H2010 Revenue $8.1

We cannot assure you that our current funds will meet our working capital and operational needs or that our working capital requirements will not increase beyond our current expectations. We might need to obtain additional financing from banks or other lenders, or through public offerings or private placements of debt or equity securities, strategic relationships or other arrangements to fully execute our business strategy. 16

Investment Highlights

Strong diversified product portfolio and pipeline with multiple therapeutic candidates

Two marketed products with significant potential

Significant partnership opportunities in an evolving biopharmaceutical environment

Preferred development partner for biopharma with proven track-record of advancing clinical candidates

Well capitalized balance sheet with strong cash position

Cash flow positive in 2012

Furiex Pharmaceuticals

NASDAQ: FURX

Dr. Fred Eshelman, Chairman

Rodman & Renshaw Annual Healthcare Conference 13th September 2010